EXHIBIT 32.02

Section 1350 Certification

In connection with this quarterly report of Man FRM Managed Futures Strategies LLC (the “Fund”) on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Linzie Steinbach, Principal Financial Officer of FRM Investment Management (USA) LLC, the manager of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: May 12, 2017

By:	/s/ Linzie Steinbach
Linzie Steinbach
Principal Financial Officer